UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  JANUARY  15, 1998


                                NATIONSBANK, N.A.
                                -----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
        (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)




           UNITED STATES
           OF AMERICA               33-97436               57-0236115
           ----------               --------               ----------
           (STATE OR OTHER          (COMMISSION FILE       (IRS EMPLOYER
           JURISDICTION OF          NUMBER)                IDENTIFICATION NO.)
           INCORPORATION

                                NATIONSBANK, N.A.
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99               MONTHLY  SERVICER'S  CERTIFICATE  FOR  NATIONSBANK,  N.A.
                 CLASS  A  &  B,  NATIONSBANK  AUTO  TRUST  1995-A

                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                NATIONSBANK, N.A.
                                -----------------
                                   (REGISTRANT)
        (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)


DATED:       JANUARY  28,  1998    BY:   /S/ SUZANNE W. CASTLEBERRY
             ------------------          -------------------------
                                   NAME:     SUZANNE W. CASTLEBERRY
                                   TITLE:    VICE  PRESIDENT
                                   (DULY     AUTHORIZED  OFFICER)

INDEX  TO  EXHIBITS
-------------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICER'S  CERTIFICATE  FOR  NATIONSBANK,  N.A.
            CLASS  A  &  B,  NATIONSBANK  AUTO  TRUST  1995-A